Exhibit 10.1

When Recorded Return to:

Kroll, McNamara, Evans & Delehanty, LLP

65 Memorial Road, Suite 300

West Hartford, CT  06107

Attention:  Adam F. Zweifler

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (the “Agreement”) is made and entered effective as of the ___ day of January, 2015 by and among LARO PROPERTIES L.P., a California limited partnership (the “Seller”), REXFORD INDUSTRIAL – IMPERIAL HIGHWAY, LLC a Delaware limited liability company (the “Assuming Party”), and THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, an Indiana corporation (the “Lender”).

RECITALS:

A.Seller has heretofore executed and delivered to Lender that certain Promissory Note dated March 27, 2008, in the original principal amount of $6,000,000.00 (the “Note”).

B.As security for the Note, Seller has heretofore executed and delivered to Lender the following documents (hereinafter, together with the Note, the “Loan Documents”): (i) Deed of Trust, Security Agreement and Fixture Filing dated March 27, 2008 and filed with the Los Angeles County Recorder as Instrument Number 20080545579 (the “Deed of Trust”), (ii) Absolute Assignment of Rents and Profits and Collateral Assignment of Leases dated March 27, 2008 and filed with the Los Angeles County Recorder as Instrument Number 20080545580 (the “Assignment of Rents”); and (iii) Uniform Commercial Code Financing Statement No. 08-7152648829, filed on April 1, 2008 with the California Secretary of State.

C.The Loan Documents create a lien upon certain real property and improvements commonly referred to as 12907 Imperial Highway, in Los Angeles County, California, more fully described in the Deed of Trust (the “Property”).

D.Pursuant to the terms of the Deed of Trust, Seller is permitted to transfer the Property subject to the Deed of Trust to a purchaser approved by Lender upon payment to Lender of a fee equal to one percent (1%) of the outstanding balance of the Note at the time of transfer.

E.Seller desires to exercise its one-time right to transfer the Property by selling and conveying the Property to the Assuming Party subject to the Loan Documents, in consideration of which the Assuming Party will assume Seller’s obligations under the Loan Documents, as provided herein, and requests that Lender consent to such transfer and assumption.

NOW, THEREFORE, for and in consideration of One Hundred Dollars ($100), the above premises, the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Recitals.  The foregoing recitals are true, correct and complete in all respects and are incorporated herein by this reference.

2.Assumption. Upon execution of this Agreement, Seller shall convey the Property to the Assuming Party subject to the terms and conditions of the Note and the lien of and security interest created by the other Loan Documents.  The Assuming Party accepts the conveyance of the Property from Seller subject to the Loan Documents and hereby assumes the obligations of Seller under the Note and the other Loan Documents that arise or accrue on or after the Effective Date (defined below) and agrees from and after the Effective Date to pay the Note in accordance with, and as limited by, its terms (including the non-recourse provisions thereof) and to keep, observe and perform all of the covenants, agreements and obligations of the maker of the Note under the Loan Documents that arise or accrue on or after the Effective Date, according to, and as limited by, their terms.  For the avoidance of doubt, the Assuming Party shall not be liable for and shall have no responsibility in connection with any defaults under the Loan Documents related to facts or circumstances existing or occurring prior to the Effective Date, except for any condition of the Property that constitutes a continuing default following the Effective Date.

3.Consent to Transfer of the Premises and Assumption of the Loan Documents. The Lender, by execution hereof, consents to the transfer of the Property to the Assuming Party in consideration of the assumption by the Assuming Party of all obligations of Seller under the Note and the other Loan Documents, as modified hereby.

4.Amendment.  The Loan Documents are amended as follows:

(a)All references in the Loan Documents to the term “Note” or “Promissory Note” shall be deemed to refer to and mean the Note, as assumed by the Assuming Party.

(b)All references in the Loan Documents to the term “Deed of Trust” or “Deed of Trust, Security Agreement and Fixture Filing” or “Indenture” shall be deemed to refer to the Deed of Trust as assumed by the Assuming Party and as amended herein.

(c)All references in the Loan Documents to “Borrower” shall be deemed to refer to the Assuming Party.

The Lincoln National Life Insurance Company

Assumption Agreement

Imperial Highway Assumption

Santa Fe Springs, California

(d)Section 1.07 of the Deed of Trust is hereby amended to add a new section “(F)”, which reads as follows:

“(F)BORROWER represents, warrants and covenants (the items set forth below in this section being collectively the “Single Purpose Covenants”) as of the date of hereof and until such time as the indebtedness secured hereby is paid in full, that BORROWER will not:

(i)

change or permit to be changed its organizational documents, if such change would adversely impact the covenants set forth in the Loan Documents or otherwise violate any prohibited transfer or due on sale provisions set forth in the Loan Documents;

(ii)	fail to qualify to do business and remain in good standing under the laws of the state in which it was formed, or fail to observe all material limited liability company formalities;

(iii)

engage in any line of business or other activity other than: (i) owning, operating, managing leasing, improving and developing the Property, (ii) entering into and performing the obligations of BORROWER under the Loan Documents, and (iii) any and all, lawful activities incidental, necessary and appropriate thereto;

(iv)	own any assets other than (i) the Property, and (ii) incidental personal property necessary for and used in connection with the ownership or operation of the Property;

(v)	transfer or otherwise dispose of a material portion of its assets, or engage in any transfer of assets outside the ordinary course of its business;

(vi)	form, acquire, hold or own any subsidiary, or make any investment in any other entity, regardless of whether the entity is an affiliate;

(vii)	commingle its assets with assets of any other person or entity;

(viii)

incur debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the indebtedness evidenced by the Note and other than debt incurred in the ordinary course of business to vendors and suppliers of services to the Property not secured by the Property, or any portion thereof;

(ix)

fail to maintain its records, books of account, bank accounts, financial statements, accounting records and other entity documents separate and apart from those of any other person or entity or have its assets listed on the financial statement of any other entity; provided, however, that BORROWER’s financial position, assets,

The Lincoln National Life Insurance Company

Assumption Agreement

Imperial Highway Assumption

Santa Fe Springs, California

liabilities, net worth and operating results may be included in the consolidated financial statements of an affiliate so long as BORROWER’s assets are listed on BORROWER’s own separate balance sheet and that any such consolidated financial statements contain a footnote indicating that BORROWER is a separate legal entity, that BORROWER’s assets and credit are not available to satisfy the debts and other obligations of such affiliate, and that BORROWER maintains separate books and records provided that the foregoing shall not preclude BORROWER from distributing available cash to its member(s) in the ordinary course of business to the extent not otherwise prohibited under the Loan Documents;

(x)

maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other person or entity, regardless of whether such person or entity is related or an affiliate;

(xi)

assume or guaranty or otherwise become obligated for the debts of any other person or entity, hold itself out to be responsible for the debts of any other person or entity, or otherwise pledge its assets for the benefit of any other person or entity (other than to Lender to secure the Note) or hold out its credit as being available to satisfy the obligations of any other person or entity;

(xii)	make any loans or advances to any person or entity, regardless of whether such person or entity is related or an affiliate; or

(xiii)

fail either to hold itself out to the public as a legal entity separate and distinct from any other person (including identifying itself as a division or part of any other person), or conduct its business solely in its own name (including the failure to use separate stationery, invoices and checks bearing its own name) or fail to correct any known misunderstanding regarding its separate identity.”

(e)Section 4.02 of the Deed of Trust is hereby amended to revise the notice addresses for the Borrower as follows:

Rexford Industrial – Imperial Highway, LLC

11620 Wilshire Boulevard, Suite 1000

Los Angeles, California

Attn: Victor Ramirez

5.Right to Transfer Extinguished.  The parties hereto acknowledge and agree that upon transfer of the Property to Assuming Party, the one-time right to transfer set forth in Section 1.07 of the Deed of Trust shall be extinguished and of no further force or effect.

The Lincoln National Life Insurance Company

Assumption Agreement

Imperial Highway Assumption

Santa Fe Springs, California

6.Confirmation and Ratification of the Loan Documents.  Except as expressly modified pursuant to the terms of this Agreement, all of the terms, covenants and conditions of the Loan Documents shall continue unamended and in full force and effect, and the Assuming Party  hereby confirms, ratifies and reaffirms all of such terms, covenants and conditions. The Assuming Party and Seller hereby acknowledge that (i) as of the date hereof, the outstanding principal balance of the indebtedness evidenced by the Note is $5,400,726.97, and (ii) as of the date hereof they have no defenses, offsets, or claims against the enforceability of the Note, Deed of Trust and other Loan Documents.

7.Confirmation of Lien Upon Property.  The Assuming Party acknowledges and agrees that the Deed of Trust constitutes a valid first lien upon the Property in favor of the Lender. The Property is and shall remain subject to and encumbered by the lien, charge and encumbrance of the Deed of Trust, and nothing herein contained shall affect or be construed to affect the lien or encumbrance of the Deed of Trust or the priority thereof over other liens or encumbrances. This Agreement does not constitute a novation.

8.Representations of Assuming Party.

(a)Assuming Party is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and the assets of Assuming Party do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA. Assuming Party is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA and transactions by or with Assuming Party are not and will not be subject to state statutes applicable to Assuming Party regulating investments of and fiduciary obligations with respect to governmental plans.

(b)Assuming Party represents and warrants that, (i) the Assuming Party and each partner, shareholder, member, manager or beneficial owner of an twenty percent (20%) or greater interest in Assuming Party (collectively for the purpose of this paragraph 8(b) referred to as the “Assuming Party”) is in compliance with Executive Order 13224, 66 Fed. Reg. 49079 (September 25, 2001) (the “Order”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act and related regulations, as may be amended or supplemented from time to time (the “Patriot Act”), (ii) Assuming Party is not on the specially designated nationals and blocked persons list, maintained by the Office of Foreign Asset Control (“OFAC”) or on any other list of terrorist or terrorist organizations that may be maintained pursuant to OFAC or any other anti-terrorism measures (collectively, the “List”), and (iii) the Assuming Party is not a person that has been determined to be subject to prohibitions contained in the Order, and (iv) Assuming Party is not directly owned or directly controlled by any persons on the List or has been determined to be subject to prohibitions contained in the Order.

The Lincoln National Life Insurance Company

Assumption Agreement

Imperial Highway Assumption

Santa Fe Springs, California

9.Release.

(a)From and after the date and time when the Property has been transferred to Assuming Party and Assuming Party has assumed the obligations of Seller with respect to the Loan Documents in accordance with this Agreement (the “Effective Date”), Lender releases Seller from liability pursuant to the Loan Documents; provided, however, Seller shall not be released from liability for and shall remain liable for all obligations and liability arising under the Loan Documents prior to the Effective Date, including, without limitation: (a) any liability of Seller for the non-recourse carveouts incurred or arising out of acts, omissions, or representations of Seller occurring at or before the Effective Date, whether or not such acts, omissions or the inaccuracy of such representations are discovered before or after such transfer; (b) any failure by Seller to comply with any federal, state, or local statute relating to hazardous waste and environmental laws during Seller's ownership of the Property whether or not such failure is discovered before or after the Effective Date; and (c) any losses, damages or costs sustained or incurred by Lender with respect to or arising out of the Property's noncompliance with any such hazardous waste and environmental laws at or before the time of the Effective Date whether such noncompliance is discovered before or after the Effective Date or the presence upon the Property at or before the time of the Effective Date of any hazardous materials, waste, or substances whether such presence of such hazardous materials, waste or substances is discovered before or after the Effective Date.

(b)Effective as of the Effective Date, Seller hereby fully and forever releases the Lender and any all servicer(s) of the Loan from all liability of any kind to Seller arising out of or in connection with the Loan, the Loan Documents listed on page 1 of this Agreement, and all other documents associated with the Loan.

10.Conditions Precedent.  This Agreement, and the consent and assumption contemplated hereby, shall become effective upon satisfaction of the following conditions:

(a)Lender’s receipt of this Agreement executed by all parties hereto;

(b)Lender’s receipt of the Environmental Indemnity Agreement, substantially in the form attached hereto as Exhibit A, executed by the Assuming Party;

(c)Lender’s receipt and approval of official UCC search results in the name of Seller and Assuming Party for searches of the California and the Delaware Secretary of State, showing no intervening encumbrances on the personal property collateral described in the Deed of Trust;

The Lincoln National Life Insurance Company

Assumption Agreement

Imperial Highway Assumption

Santa Fe Springs, California

(d)Filing of Uniform Commercial Code Financing Statements (UCC-1s and UCC-3s), identifying the Assuming Party as the debtor, with the Delaware Secretary of State.

(e)Lender’s receipt and approval of  the Lender’s mortgagee title insurance policy;

(f)Lender’s receipt of the Assuming Party’s partnership agreement and a Certificate of Existence from the State of Delaware and evidence of qualification in the State of California;

(g)Lender’s receipt of certificates of insurance in the name of the Assuming Party and in accordance with the insurance requirements of the Deed of Trust;

(h)Lender’s receipt and approval of an opinion letter of counsel to the Assuming Party;

(i)Lender’s receipt of the transfer fee equal to one percent (1%) of the outstanding balance of the indebtedness evidenced by the Note; and

(j)Lender's receipt of the Assuming Party’s Federal Identification Number.

11.Miscellaneous.

(a)This Agreement is delivered in and shall in all respects be construed according to the laws of the State of California

(b)This Agreement shall be binding upon the parties hereto and their successors and assigns and shall inure to the benefit of and be binding on each and every future holder of the Note, including any successors and assigns of the Lender.

(c)The consent given herein by Lender shall not be deemed a consent or an agreement by the Lender to any future such sale, transfer, conveyance, encumbrance or mortgage, or a waiver of any of the rights of the Lender under the Note and other Loan Documents to declare any future sale, transfer, conveyance, encumbrance or mortgage an event of default under the Loan Documents and to exercise the rights and remedies provided in the Note, the Deed of Trust or in law.

12.Permitted Transfers.  Notwithstanding anything to contrary set forth in the Loan Documents, the Assuming Party may perform, or cause or allow to be performed, any of the following without the consent of the Lender: (i) transfers of direct or indirect

The Lincoln National Life Insurance Company

Assumption Agreement

Imperial Highway Assumption

Santa Fe Springs, California

interests in Assuming Party to any Affiliate of Rexford Industrial Realty, Inc., a Maryland corporation (“RIR Inc.”), provided that RIR Inc. shall continue to Control the Assuming Party or such Affiliate; (ii) issuances and transfers of securities, options, warrants or other interests in RIR Inc., whether directly or indirectly; (iii) issuances and transfers of partnership interests and other interests in Rexford Industrial Realty L.P., a Maryland limited partnership (“RIR LP”) (including, without limitation, the adjustment of partnership units held by partners in RIR LP to reflect redemptions pertaining to the limited partner interests in RIR LP), whether directly or indirectly, provided that RIR Inc. shall continue to Control RIR LP; and (iv) a merger, consolidation or exchange of securities to which RIR Inc. or RIR LP is a party, provided that either (a) the surviving entity shall be RIR Inc. or RIR LP, as applicable, and RIR Inc. shall continue to Control RIR LP and Assuming Party or (b) the surviving entity shall be an Affiliate of the RIR Inc., provided that RIR Inc. shall continue to Control such Affiliate and the Assuming Party.

“Affiliate” shall mean, as to any person or entity, any other person or entity that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such person or entity.

“Control” or “Controlled” shall mean, with respect to any person or entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person or entity, whether through the ability to exercise voting power, by contract or otherwise (subject, in each case, to customary reservations of rights in favor of other partners or members to approve the sale and/or refinancing of all or substantially all of such person's or entity’s assets and other customary major decisions).

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The Lincoln National Life Insurance Company

Assumption Agreement

Imperial Highway Assumption

Santa Fe Springs, California

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal as of the date first set forth above.

SELLER:
LARO PROPERTIES L.P.,
a California limited partnership
By:	Elle Properties, Inc.,
a California corporation
Its General Partner
	By:	/s/ Greg St. Clair
Greg St. Clair
Vice President
	By:	/s/ Antonio Puente
Antonio Puente
Secretary

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
} ss.
COUNTY OF LOS ANGELES	)

On January 19, 2015, before me, Vanessa Carrion, a Notary Public in and for the State of California, personally appeared Greg St. Clair, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the within instrument in his authorized capacity and that by his signature on the within instrument, the person or entity upon behalf of which he acted executed the within instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Vanessa Carrion(Seal)

The Lincoln National Life Insurance Company

Assumption Agreement

Imperial Highway Assumption

Santa Fe Springs, California

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
} ss.
COUNTY OF LOS ANGELES	)

On January 19, 2015, before me, Vanessa Carrio, a Notary Public in and for the State of California, personally appeared Antonio Puente, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the within instrument in his authorized capacity and that by his signature on the within instrument, the person or entity upon behalf of which he acted executed the within instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Vanessa Carrion(Seal)

The Lincoln National Life Insurance Company

Assumption Agreement

Imperial Highway Assumption

Santa Fe Springs, California

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal as of the date first set forth above.

ASSUMING PARTY:
REXFORD INDUSTRIAL – IMPERIAL HIGHWAY, LLC,
a Delaware limited liability company
By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
its sole member
	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation,
its General Partner
		By:	/s/ Howard Schwimmer
		Name:	Howard Schwimmer
		Title:	Co-Chief Executive Officer

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
} ss.
COUNTY OF Los Angeles	)

On January 15, 2015, before me, Judy Jones-Eschman, a Notary Public in and for the State of California, personally appeared Howard Schwimmer who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the within instrument in his authorized capacity and that by his signature on the within instrument, the person or entity upon behalf of which he acted executed the within instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Judy Jones-Eschman(Seal)

The Lincoln National Life Insurance Company

Assumption Agreement

Imperial Highway Assumption

Santa Fe Springs, California

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal as of the date first set forth above.

LENDER:
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, an Indiana corporation
By:	/s/ David Spearman
Name:	David Spearman
Title:	Vice President

STATE OF NORTH CAROLINA	)
) ss.
COUNTY OF GUILFORD	)

On this 16 day of January, 2015 before me, the undersigned Notary Public in and for the said State personally appeared David Spearman, known to me to be the Vice President of THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, and acknowledged to me that the said instrument is the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute the said instrument.

/s/ M. Elizabeth Gof-Plourd
Notary Public
My Commission expires: 6/26/16

The Lincoln National Life Insurance Company

Assumption Agreement

Imperial Highway Assumption

Santa Fe Springs, California

EXHIBIT A

Environmental Indemnity Agreement on file with Lender.

The Lincoln National Life Insurance Company

Assumption Agreement

Imperial Highway Assumption

Santa Fe Springs, California

A-1